EXHIBIT 99.1

                                  PRESS RELEASE





Contact: Investor Relations Department, Penn Engineering & Manufacturing Corp. Mark W. Simon, Senior Vice President
           Richard F. Davies, Treasurer
           (215) 766-3660

Page 1 of 2
For Immediate Release

PENNENGINEERING ANNOUNCES RESULTS FOR THIRD QUARTER 2003 AND DECLARES QUARTERLY CASH DIVIDEND OF SIX CENTS PER SHARE. NET INCOME UP 48% AND NET SALES UP 22% FOR THE QUARTER.

Danboro, PA. October 29, 2003 - Penn Engineering & Manufacturing Corp. (NYSE:
PNN, NYSE: PNNA) today reported net income of $1,477,000 or $0.08 per diluted share, on quarterly net sales of $46,321,000 for the third quarter ended September 30, 2003. For the comparable 2002 quarterly period, net income was $1,000,000 or $0.06 per diluted share, on net sales of $38,112,000.

For the nine months ended September 30, 2003, net income was $3,337,000 or $0.19 per diluted share on net sales of $138,574,000 as compared to net income of $2,359,000 or $0.13 per diluted share, on net sales of $111,446,000 for the nine months ended September 30, 2002.

For the Fastening Technologies segment, sales and operating income for the quarter ended September 30, 2003 were $21,954,000 and $2,320,000 respectively, versus $21,302,000 and $2,195,000, for the quarter ended September 30, 2002. For the nine months ended September 30, 2003, sales and operating income were $70,420,000 and $6,743,000 respectively, versus $62,085,000 and $3,570,000 respectively, for the nine months ended September 30, 2002.

For the distribution segment, sales and operating income for the quarter ended September 30, 2003 were $13,889,000 and $953,000 respectively, versus $8,822,000 and $216,000 respectively, for the quarter ended September 30, 2002. For the nine months ended September 30, 2003, sales and operating income were $36,445,000 and $1,741,000 respectively, versus $26,112,000 and $913,000 respectively, for the nine months ended September 30, 2002.

For the motor segment, sales and operating income for the quarter ended September 30, 2003 were $10,478,000 and $570,000 respectively, versus $7,988,000 and $568,000 respectively, for the quarter ended September 30, 2002. For the nine months ended September 30, 2003, sales and operating income were $31,709,000 and $1,907,000 respectively, versus $23,249,000 and $1,312,000 respectively, for the nine months ended September 30, 2002.

A discussion of the Company's third quarter performance by Company executives will be held via telephone conference call, Thursday, October 30, 2003 at 10:30 AM. There will also be a question and answer period. To access the call, dial 1-800-884-5695, dial-in passcode 38787110. If you are unable to be with us on October 30th, an audio replay will be available shortly following the call. Please dial 888-286-8010 or 617-801-6888, passcode 87916230. A simultaneous
Webcast of the conference call will also be available on the Company's website at www.penn-eng.com. or www.fulldisclosure.com.

Dividend Declared:
Today the Board of Directors declared a quarterly cash dividend of 6 cents per share on both classes of common stock, payable January 15, 2004 to stockholders of record, December 31, 2003.

Business Summary:
PennEngineering provides value-added solutions to leading worldwide computer, electronics, telecommunications, and automotive OEMs. Founded in 1942, PennEngineering is a global company headquartered in Danboro, Pennsylvania with manufacturing locations in North Carolina, Ohio Pennsylvania, Galway, Ireland, and Offanengo, Italy and distribution offices in the United States, England, Singapore, Mexico, China and independent distribution facilities in more than 40 countries. More information about PennEngineering is available at www.penn-eng.com.

Forward Looking Statement Information:
Statements contained in this press release, other than statements of historical data, are considered forward looking statements under the Private Securities Litigation Reform Act of 1995. These statements are subject to various risks and uncertainties that could cause actual results to differ from those contemplated in these statements. These factors are discussed in the Company's Securities and Exchange Commission filings.


                                                              (Unaudited)
                                         Three Months Ended                 Nine Months Ended
                                   September 30,      September 30,   September 30,       September 30,
                                       2003                    2002       2003                     2002
                                  ----------------  ---------------- ---------------- ------------------
        Net Sales                         $46,321           $38,112         $138,574           $111,446
        Cost of Products Sold              32,728            25,995           99,408             76,648
                                          -------           -------          -------            ------
        Gross Profit                       13,593            12,117           39,166             34,798
                                          -------           -------          -------             ------

        Selling Expenses                    5,054             4,838           15,765             14,389
        General, and                        6,562             5,837           18,911             17,636
                                           ------            ------          -------             ------
        Administrative Expenses
        Operating Income                    1,977             1,442            4,490              2,773
                                           ------            ------           ------              -----
        Other Income (Expense):
            Interest income                    13                42              114                 86
            Interest expense                 (176)             (205)            (701)              (614)
            Other, net                        201               128              488              1,077
                                             ----              ----             ----              -----
        Total Other Income                     38               (35)             (99)               549
                                              ---              ----             ----                ---
        (Expense)

        Income Before Income                2,015             1,407            4,391              3,322
        Taxes
        Provision for Income                  538               407            1,054                963
                                             ----              ----           ------                ---
        Taxes
        Net Income                         $1,477            $1,000           $3,337             $2,359
                                          =======           =======          =======             ======

        Per Share Data:
             Basic earnings                 $0.08             $0.06            $0.19              $0.14
                                           ======            ======           ======              =====
             Diluted earnings               $0.08             $0.06            $0.19              $0.13
                                           ======            ======           ======              =====

        Weighted Avg. Shares Outstanding:
             Basic shares
                                           17,451            17,392           17,424             17,372
             Diluted shares
                                           17,704            17,514           17,561             17,641


                                     (Unaudited)     (Unaudited)                               (Unaudited) (Unaudited)
                                      9/30/03         12/31/02                                   9/30/03     12/31/02
                                     -----------     ----------                                ----------- ----------
        Cash & Short-term                                           Accounts Payable             $4,830      $3,817
         Investments                  $7,727           $21,160
        Accounts Receivable                                         Bank Debt                     8,694      20,000
                                      37,563            25,373
        Inventories                   51,105            56,458      Accrued Liabilities          13,895       6,732
                                                                                                -------       -----

        Other Current Assets           3,148             3,580       Current Liabilities         27,419      30,549
                                      ------            ------                                  -------      ------
             Current Assets           99,543           106,571      Accrued Pension Costs         6,478       3,778
                                     -------          --------                                   ------       -----
        Net Property                  91,038            86,669      Deferred income Taxes         9,849       7,435
                                     -------           -------                                   ------       -----
        Goodwill & Other Assets       43,575            31,739      Long-term Bank Debt           3,159           0
                                     -------           -------                                   ------       -----
            Total Assets            $234,156          $224,979       Stockholders' Equity       187,251     183,217
                                    =========         =========                                --------     -------
                                                                       Total Liabilities &
                                                                        Stockholders' Equity   $234,156    $224,979
                                                                                              =========    ========

